CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)


ACCR - The symbol of resurrection.


TUESDAY   July 7, 2020



Access-Power & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year.

THERE WILL BE NO 1-FOR-10 REVERSE SPLIT.  WE APOLOGIZE
TO OUR SHAREHOLDERS AND THE COMMISSIONERS OF THE
SEC.  THE TRANSACTION WAS CANCELLED WITH FINRA
ON JUNE 23, 2020.  PLEASE ACCEPT OUR APOLOGIES FOR ANY
MISUNDERSTANDING.  THE SECRETARY OF STATE FROM
FLORIDA HAS ALSO CANCELLED (INTERCEPTED FILING) THIS
1-FOR-10 REVERSE SPLIT.  IT DID NOT FEEL RIGHT, AND THE
TIMING WAS OFF.  THIS WAS A LAST MINUTE  CHANGE IN
A BIG DECISION, AND AGAIN WE WANT TO APOLOGIZE
TO OUR DEAR SHAREHOLDERS AND THE ESTEEMED
COMMISSIONERS OF THE SEC.

Item 8.01 Other Events.

As of July 7, 2020...ACCR has $11,780.00 CASH ON HAND.

We meet with our MAGIC DEAL MAKER CEO to be today...hopefully we will have an announcement soon on our incoming new EXECUTIVE
MANAGEMENT TEAM.  We are in current merger talks.

New CEO
New CFO/accountant
New Chief Senior Legal Counsel
New PCAOB auditor (knows all parties involved)

We plan to file a FORM 10 with the last 2 years of our 10Ks re-done to fully comply with all requirements of the Securities Act of '33 and the Exchange Act of '34. This is our intent to re-gain fully our re-registration with the SEC. ACCR is current fully reporting. This FORM 10 if declared effective by the SEC will be our dream, because this will represent a FRESH START for our Company.

ACCR's target DTC FLOAT remains a fixed supply. The only amount authorized to trade is 98,376,146 common shares, and that is all we have available in the market place. This ISSUER is not a supplier of ANY shares in our marketplace.

Thank you to my dear Shareholders forever.  I will NEVER betray you.

At the time of this filing, we have confirmed a 4pm conference call TODAY with our new prospective CEO. We hope to have news soon.

https://www.youtube.com/watch?v=s0KXV0gB0dw

Patrick J Jensen
Director of ACCR
Access-Power & Co., Inc.
July 7, 2020


The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.